UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LEAFLY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2024 Annual Meeting of Stockholders and Proxy Statement

ANNUAL MEETING

Thursday, July 25, 2024 9:00 a.m. Pacific Time

Online Meeting Only – No Physical Meeting Location

LEAFLY HOLDINGS, INC.

113 Cherry St. PMB 88154

Seattle, Washington 98104

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to participate in the 2024 Annual Meeting of stockholders (the “Annual Meeting”) of Leafly Holdings, Inc. (“Leafly” or the “Company”), to be held on July 25, 2024, at 9:00 a.m. Pacific Time.

We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. You will be able to participate in the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting http://www.virtualshareholdermeeting.com/LFLY2024 and using the control number which appears on your Notice of Internet Availability of Proxy Materials. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting and the procedures for participating, submitting questions and voting at the virtual meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.

On behalf of the Company’s Board of Directors, we would like to express our appreciation for your continued support of and interest in Leafly.

Sincerely,

/s/ Yoko Miyashita

Yoko Miyashita

Chief Executive Officer

i

LEAFLY HOLDINGS, INC.

113 Cherry St. PMB 88154

Seattle, Washington 98104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2024

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Leafly Holdings, Inc., a Delaware corporation (“Leafly” or the “Company”), will be held virtually, via a live webcast by visiting http://www.virtualshareholdermeeting.com/LFLY2024 at 9:00 a.m. Pacific Time, on July 25, 2024 (the “Annual Meeting”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would at an in-person meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

To enter the Annual Meeting, you will need the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials. The Company recommends that you log in at least 15 minutes before the start of the Annual Meeting to ensure you are logged in when the meeting begins. Please note that you will not be able to attend the Annual Meeting in person.

At the Annual Meeting, stockholders will be asked to:

1.
Elect two directors to serve as Class III directors for a term of three years, until the annual meeting of stockholders to be held in 2027 (or until such time as their respective successors are elected and qualified);
2.
Ratify the appointment by the Company’s Audit Committee of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and
3.
Such other business as may properly come before the Annual Meeting.

Our board of directors (the “Board”) has fixed the close of business on May 29, 2024 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at http://www.virtualshareholdermeeting.com/LFLY2024. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024.

We have elected to distribute our proxy materials over the Internet as permitted under the rules of the SEC, rather than mailing paper copies of those materials to each stockholder, which will decrease our printing and distribution costs and allow for convenient access to and delivery of materials in an easily searchable format. If you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We will mail the Notice of Internet Availability of Proxy Materials to our stockholders on or about June 6, 2024, and provide access to our proxy materials over the Internet on or before that date, to the holders of record of our Common Stock as of the close of business on the record date.

YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to virtually attend the Annual Meeting, we strongly encourage you to vote by Internet, by phone or by signing, dating and returning your proxy card (if you request a paper copy) at your earliest convenience. Sending in your proxy card will not prevent you from voting your shares at the Annual Meeting, if you desire to do so.

Stockholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Annual Meeting or at http://www.virtualshareholdermeeting.com/LFLY2024 during the virtual Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON JULY 25, 2024. Our proxy materials, including the Proxy Statement and Annual Report, are available at the following websites: https://investor.leafly.com and http://www.virtualshareholdermeeting.com/LFLY2024.

By Order of the Board,

/s/ Nicole C. Sanchez

Nicole C. Sanchez

General Counsel and Secretary

Forward-Looking Statements

This Proxy Statement contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this Proxy Statement regarding our future financial performance, strategy, operations, operating results, financial position, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. Words, and variations of words, such as “may,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “will,” “could,” “should,” “would,” “predict,” “potential,” “can,” “designed,” “seek,” “strive,” “opportunities,” and “continue” and similar expressions are intended to identify our forward-looking statements. You should read statements that contain these words carefully because they:

•
discuss future expectations; or
•
contain projections of future results of operations or financial condition; or
•
state other “forward-looking” information.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. These cautionary statements are being made pursuant to federal securities laws with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Except to the extent required by applicable laws and regulations, Leafly undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

There may be events in the future that Leafly is not able to predict accurately or over which it has no control. The sections in our Annual Report for the fiscal year ended December 31, 2023 entitled “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and the other cautionary language discussed in this Proxy Statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Leafly in such forward-looking statements.

LEAFLY HOLDINGS, INC.

113 Cherry Street PMB 88154

Seattle, Washington 98104

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON July 25, 2024

INFORMATION ABOUT THE ANNUAL MEETING

Purpose, Date, and Time

This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by and on behalf of the board of directors (the “Board”) of Leafly Holdings, Inc. (“Leafly,” the “Company,” “we,” “us,” or “our”) for use at the 2024 annual meeting of stockholders to be held virtually on Thursday, July 25, 2024, at 9:00 a.m. Pacific Time at the following virtual meeting link http://www.virtualshareholdermeeting.com/LFLY2024 and any adjournments or postponements thereof (the “Annual Meeting”). The mailing address of our principal executive offices is 113 Cherry St. PMB 88154, Seattle, WA 98104. This Proxy Statement will be made available on or about June 6, 2024 to holders of record of our common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on May 29, 2024 (the “Record Date”).

Access to Proxy Materials

We are providing access to our proxy materials over the Internet rather than mailing paper copies of those materials to each stockholder. On or about June 6, 2024, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.

The Notice will inform you how to:

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View the proxy materials for the Annual Meeting, including this Proxy Statement and the Company’s annual report to stockholders for the fiscal year ended December 31, 2023 (the “Annual Report”) as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024;
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Vote your shares of Common Stock; and
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Instruct us to send proxy materials to you by mail or email (should you choose to do so).

Record Date; Outstanding Shares; Shares Entitled to Vote

The Board has fixed the close of business on May 29, 2024 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 2,464,106 shares of Common Stock outstanding and entitled to vote.

Holders of record of Common Stock on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's corporate headquarters for the ten days preceding the Annual Meeting.

Stockholders of Record; Beneficial Owners

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters.

Virtual Stockholder Meeting

We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location. We designed the format of our Annual Meeting to ensure that our stockholders who participate in the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also participate in the virtual Annual Meeting.

Virtual Nature of the Annual Meeting

The Annual Meeting will be held “virtually” through a live audio webcast on Thursday, July 25, 2024, at 9:00 a.m. Pacific Time. The meeting will only be conducted via an audio webcast. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Access to the Audio Webcast of the Annual Meeting

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Annual Meeting at http://www.virtualshareholdermeeting.com/LFLY2024.

Log in Instructions

To participate in the virtual Annual Meeting, log in at http://www.virtualshareholdermeeting.com/LFLY2024. Stockholders will need their unique 16-digit control number which appears on the Notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.

Submitting questions at the virtual Annual Meeting

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, visit http://www.virtualshareholdermeeting.com/LFLY2024, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Annual Meeting will be published following the meeting on the Company’s website at https://investor.leafly.com/ under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance

Beginning fifteen minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

Voting shares prior to and at the virtual Annual Meeting

Stockholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Annual Meeting or at http://www.virtualshareholdermeeting.com/LFLY2024 during the virtual Annual Meeting.

Proposals to be voted on at the Annual Meeting

Leafly stockholders are being asked to vote on the following proposals at the Annual Meeting:

1.
To elect two directors to serve as Class III directors for a term of three years, until the annual meeting of stockholders to be held in 2027 (“Proposal No. 1”);
2.
To ratify the appointment by the Company’s Audit Committee of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (“Proposal No. 2”); and
3.
Such other business as may properly come before the Annual Meeting.

Recommendation of the Board of Leafly

The Board unanimously recommends that Leafly’s stockholders vote “FOR” each nominee with respect to Proposal No. 1 and “FOR” Proposal No. 2.

Quorum and Vote Required

The presence, in person or by duly executed proxy, of stockholders representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Shares are considered present “in person” if the holder of those shares attends the meeting using their unique 16-digit control number or by proxy if the holder properly voted by proxy in advance of the meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

With respect to Proposal No. 1 (Election of Directors), each director must be elected by the affirmative vote of a plurality of the votes cast with respect to such director nominee by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. Accordingly, the two director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such director nominees. Broker non-votes will have no effect on the election of the director nominees.

Approval of Proposal No. 2 (Ratification of Appointment of Independent Auditor) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on each proposal. If you “ABSTAIN” from voting with respect to a proposal, your vote will have no effect on such proposal. As described below, we do not expect there to be broker non-votes with respect to Proposal No. 2.

Voting; Proxies; Revocation

Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

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You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 11:59 p.m. Eastern Daylight Time on July 24, 2024 to be counted.
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You may vote by telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on July 24, 2024 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
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You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than July 24, 2024. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.
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You may vote at the Annual Meeting. To vote at the meeting, follow the instructions at http://www.virtualshareholdermeeting.com/LFLY2024 (have your Notice or proxy card in hand when you visit the website).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a duly executed proxy, but you do not provide voting instructions, your shares will be voted:

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FOR the election of each of the director nominees named in Proposal No. 1;
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FOR Proposal No. 2, the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
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In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors) is a non-routine matter, while Proposal No. 2 (Ratification of Appointment of Independent Auditor), is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2.

A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) entering a new vote by Internet or telephone; (ii) attending the Annual Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our Secretary a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Leafly Holdings, Inc., 113 Cherry St. PMB 88154 Seattle, Washington 98104 Attention: Nicole Sanchez, General Counsel and Secretary or via email to nicole.sanchez@leafly.com. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.

Abstentions and Broker Non-Votes

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “FOR” or “AGAINST” a given proposal. As such, abstentions, withheld votes and broker non-votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 2 (Ratification of Appointment of Independent Auditor), or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Proxy Solicitation Costs

We are soliciting proxies for the Annual Meeting from our stockholders. We will bear the expense of soliciting proxies and have hired Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the proxy solicitation process. We will pay Morrow Sodali a fee of $8,500, plus expenses. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

Business; Adjournments

We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or in the event of any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.

If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned by the chair of the meeting from time to time, until a quorum is present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Inspector of Elections

Broadridge Financial Solutions, Inc. (“Broadridge”) tabulates the votes at the Annual Meeting, and a Representative of Broadridge will serve as the independent inspector of election.

Receipt of More Than One Set of Voting Materials

Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Leafly Holdings, Inc.

Attention: Nicole Sanchez
General Counsel
113 Cherry St., PMB 88154

Seattle, Washington 98104
Email: nicole.sanchez@leafly.com

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that will be filed within four business days of the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 — ELECTION OF CLASS III DIRECTORS

As of May 29, 2024, our Board was composed of five members, classified into three classes and with standing Board committee composition as set forth in the table below.

Name	Current Term Expires	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Class I
Yoko Miyashita	2025	49
Alan Pickerill †	2025	57	**	*	*
Class II
Peter Lee	2026	47
Class III
Jeffrey Monat	2024	45	*	*	**
Andres Nannetti	2024	47	*	**	*

† Board Chair

* Committee Member

** Committee Chair

The terms of office of our Class III directors, Jeffrey Monat and Andres Nannetti, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class III directors, Jeffrey Monat and Andres Nannetti, for election at the Annual Meeting, each to serve for a term of three years expiring at our 2027 annual meeting of stockholders (or until such time as their respective successors are elected and qualified). Each nominee is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board.

There are no family relationships between any of our directors, nominees, or executive officers. There also are no arrangements or understandings between any director, nominee, or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

Vote Required for Approval

Nominees for election to the Board shall be elected by a plurality of the votes cast with respect to such director by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.

Recommendation of the Board of Leafly

LEAFLY’S BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” ALL OF THE CLASS III DIRECTOR NOMINEES LISTED BELOW.

Nominees For Election at the Annual Meeting

Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude each nominee should serve as a director, is provided below.

Jeffrey Monat. Mr. Monat was appointed to the Board on March 25, 2024. Mr. Monat has served as a Senior Partner at Merida Capital Holdings, a private equity firm, since 2018. Mr. Monat brings over 20 years of experience as an institutional investor including roles in investment analysis, M&A transactions, financial valuation, and corporate governance issues, and has been an investor in cannabis companies since 2013. Since January 2022, Mr. Monat has served as an independent director at Lowell Farms Inc. From August 2019 to February 2022, Mr. Monat served as a member of the board of directors at Merida Merger Corp. I (“Merida”). From 2016 to 2018, Mr. Monat served as a Senior Analyst at Sage Rock Capital, an event-driven hedge fund based in New York. Prior to this, from 2012 to 2016, he served as a Senior Analyst at Seven Locks Capital, a long/short equity hedge fund. From 2010 to 2012, Mr. Monat was with FrontPoint Rockbay, an event-driven hedge fund in New York. From 2003 to 2010, Mr. Monat was an Investment Analyst at Rockbay Capital. Prior to this, he was with Goldman Sachs, where he advised clients on M&A transactions, financial valuation, and corporate governance from 2000 to 2002 and worked in the Goldman Sachs Principal Strategies Group from 2002 to 2003. Mr. Monat currently serves as Treasurer and Trustee of the Friends Grow Friends Foundation, Inc., an after-school program that helps children with special needs improve their social skills. Mr. Monat received a B.S. in Economics from The Wharton School of the University of Pennsylvania.

We believe Mr. Monat is well-qualified to serve as a director on our Board. due to his business experience and experience in the cannabis industry.

Andres Nannetti. Mr. Nannetti was appointed to the Board on March 25, 2024. Since September 2005, Mr. Nannetti has served as Managing Director of Leawood Investments, an investment management firm whose investments include real estate and land development, public infrastructure services, cannabis cultivation and manufacturing of derivative products, fresh cut flower growing, and agricultural companies in Columbia. Mr. Nannetti brings over 25 years of domestic and international business leadership and experience as both an executive officer of companies and a private equity principal investor. Mr. Nannetti served as a member of the board of directors at Merida from September 2019 to February 2022. From August 2018 to April 2022, Mr. Nannetti served as Executive Chairman of NatuEra Sarl, a Luxembourg-based global cannabis contract development and manufacturing organization with operations in Colombia. From 1999 to 2002, Mr. Nannetti co-founded and was the Chief Executive Officer at Rovia Inc., a Boston-based digital rights management software provider acquired by Enchoice. Mr. Nannetti began his career in 1998 at JP Morgan in the Latin America M&A and Morgan Capital Private Equity Groups. Mr. Nannetti received a B.S. in Economics from the Massachusetts Institute of Technology and an MBA from the Stanford Graduate School of Business.

We believe Mr. Nannetti is well-qualified to serve as a director on our Board due to his business experience, including his experience in private equity investment, operational experience, and experience in the cannabis industry.

Continuing Directors

Yoko Miyashita. Ms. Miyashita serves as the Chief Executive Officer of the Company and as a member of the Company’s Board. Ms. Miyashita was appointed as the Chief Executive Officer of Leafly LLC, (formerly known as Leafly Holdings, Inc.) (“Legacy Leafly”) in August 2020, after serving as Legacy Leafly's General Counsel since May 2019. Ms. Miyashita previously served as a director of Legacy Leafly from 2020 to 2022 and was appointed as a director of our Board on February 4, 2022. Previously, Ms. Miyashita served in several roles, including as SVP and General Counsel, at Getty Images from July 2005 to April 2019. Prior to joining Getty Images, she practiced law with Perkins Coie LLP from November 2001 to June 2005 in Seattle, Washington. Ms. Miyashita has spent her career serving mission-driven companies navigating complex global legal and regulatory environments in order to bring meaningful and compelling products to market. She holds a J.D. from the University of Washington School of Law and a B.A. from the University of California, Berkeley.

We believe Ms. Miyashita’s long-term vision for the Company and operational and historical expertise gained from serving as our Chief Executive Officer qualifies her to serve as a director on our Board.

Peter Lee. Mr. Lee has served as President and Chief Operating Officer of the Company since May 1, 2024 and has served as a member of the Board since February 4, 2022. Mr. Lee served as Merida’s President from August 2019 until February 4, 2022, and Merida’s Chief Financial Officer, Secretary and a member of Merida’s board of directors from September 2019 until February 4, 2022. Mr. Lee has spent more than 20 years as an investment professional in both public markets and private equity. Since April 2018, Mr. Lee has been an independent investor and consultant. From 2011 to April 2018, he co-founded and was a Managing Partner at Sentinel Rock Capital, LLC, a long/short equity oriented hedge fund. Prior to this, from 2009 to 2011, he was an Analyst and a Partner at Spring Point Capital, a long/short equity oriented hedge fund. From 2007 to 2009, he was the sector head for financial services and retail industries at Blackstone Kailix, the long/short equity hedge fund business of The Blackstone Group. From 2005 to 2007, he was an analyst at Tiger Management evaluating public investments. Mr. Lee joined Tiger Management after receiving his MBA. Earlier, Mr. Lee focused on growth private equity investing in financial services and financial technology companies as a senior associate at J.H Whitney & Company from 2000 to 2002 and an associate at Capital Z Partners from 1999 to 2000. Mr. Lee began his career in 1997 as an analyst at Morgan Stanley Capital Partners, the private equity investment fund of Morgan Stanley. Mr. Lee received a B.S. in Business Administration from the University of California at Berkeley Haas School of Business and an MBA from Stanford Graduate School of Business.

We believe Mr. Lee is well-qualified to serve as a director on our Board due to his business experience, including his consulting experience and business contacts and relationships.

Alan Pickerill. Mr. Pickerill has served as a member of the Board since February 4, 2022. Mr. Pickerill has served in a variety of finance and accounting roles over a 30+ year career, mainly for publicly traded technology companies. He is currently the lead independent director for Porch Group (Nasdaq: PRCH), a board member of Manson Construction and sits on the board of the YMCA of Greater Seattle. He also has served as an adjunct faculty member for the University of Washington Foster School EMBA program since December 2021. Mr. Pickerill served as Expedia Group’s Executive Vice President, Chief Financial Officer and Treasurer from September 2017 to December 2019 and had been with the company since 2008. Mr. Pickerill oversaw Expedia Group’s accounting, financial reporting and analysis, investor relations, treasury, internal audit, tax and global real estate teams. Previously, he served as Expedia Group’s Senior Vice President of Investor Relations and Treasurer. Mr. Pickerill began his career as an accountant for seven years at Deloitte and Touche before working at a variety of publicly traded technology and internet companies, including serving as Chief Financial Officer of INTERLINQ Software Corporation, as well as roles at Microsoft and Getty Images. Mr. Pickerill was licensed as a certified public accountant in Washington in 1991. Mr. Pickerill received a B.A. in Business and Accounting from the University of Washington’s Michael G. Foster School of Business.

We believe Mr. Pickerill’s business and financial expertise and experience make him well-qualified to serve as a director on our Board.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Subject to stockholder ratification, the Audit Committee of the Company’s Board has appointed the firm of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024. Although ratification is not required by law, our Board believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Marcum is expected to participate in the Annual Meeting, and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any. Marcum has served as our independent registered public accounting firm since 2019.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Marcum as the Company’s independent registered public accounting firm.

Recommendation of the Board of Leafly

LEAFLY’S BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Fees Paid to Independent Registered Public Accounting Firm

Our Audit Committee appointed Marcum as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024. The following table presents fees for professional services rendered by Marcum to us for the years ended December 31, 2023 and 2022, respectively:

	2023	2022

Audit Fees	$550,000	$574,514
Audit related fees	78,500	60,000
Total fees	$628,500	$634,514

The audit related fees are related to work performed in connection with registration statements, such as due diligence procedures and issuance of comfort letters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors and, pursuant to the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All fees for fiscal years 2023 and 2022 were pre-approved by Leafly’s Audit Committee pursuant to the Company’s prior approval procedures.

CORPORATE GOVERNANCE AND BOARD MATTERS

In accordance with the bylaws of the Company, the Board is divided into three classes, each comprising as nearly as possible one-third of the directors and serving three-year terms with only one class of directors being elected in each year. Ms. Miyashita and Mr. Pickerill were assigned to Class I, Mr. Lee was assigned to Class II, and Mr. Monat and Mr. Nannetti were assigned to Class III.

Director Independence

The rules of Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of the Board be independent. An “independent director” is generally defined under applicable Nasdaq rules as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Each of our directors other than Yoko Miyashita and Peter Lee qualifies as an independent director, as defined under the listing rules of Nasdaq, and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act, of 1934, as amended (the “Exchange Act”), and the listing standards of Nasdaq. In addition, members of the Company’s Compensation Committee and Nominating and Corporate Governance Committee must satisfy the independence criteria set forth under the listing standards of Nasdaq.

Additionally, the Board has determined that each of the directors who served as a director in 2023, other than Ms. Miyashita, qualified as an “independent director” under applicable SEC and Nasdaq rules for purposes of serving on the Board and each committee on which they served, as applicable, and in 2023 our Board consisted of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Director Diversity

The Nominating and Corporate Governance Committee strives to create a demographically diverse Board of Directors that reflects a wide breadth of skills, qualifications and experience. The table below provides a summary of our board’s demographic diversity as of May 29, 2024.

Total Number of Directors				5
	Female	Male	Non-Binary	Did Not Disclose
Part I - Gender Identity
Directors	1	4
Part II - Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White		2
Two or more Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Corporate Governance

We structured our corporate governance in a manner we believe will closely align our interests with those of our stockholders. Notable features of this corporate governance include:

•
each of our Board's Committees is comprised entirely of independent directors, and our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;
•
a copy of our corporate governance guidelines is available on our website located at https://investor.leafly.com;
•
each member of our Audit Committee qualified as an “audit committee financial expert” as defined by the SEC; and
•
we have implemented a range of other corporate governance best practices, as further described herein.

The Board adopted corporate governance guidelines (the “Corporate Governance Guidelines”), which serve as a flexible framework within which our Board and its committees operate.

Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s bylaws, our Corporate Governance Guidelines provide that the Board may, in its discretion, elect a Chairperson of the Board from among the members of the Board. The Board has no policy mandating the separation of the offices of the Chairperson of the Board and the Chief Executive Officer and believes that it should maintain flexibility in determining a board leadership structure appropriate for us from time to time.

Our Board believes that we and our stockholders currently are best served by Alan Pickerill serving as Chairman of our Board, considering his experience, expertise, knowledge of our business and operations, and strategic vision. As Chairman, Mr. Pickerill presides over meetings of the Board and holds such other powers and carries out such other duties as are customarily carried out by the chairperson of a board of directors.

Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, independent Audit, Compensation and Nominating and Corporate Governance Committees with significant authority and oversight, and sound corporate governance policies and practices.

Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility both directly and through its committees. Our Board is responsible for monitoring and assessing the Company’s strategic risk exposure. Our Audit Committee has the responsibility of providing oversight over cybersecurity risks, disaster recovery and privacy compliance as well as to consider and discuss our major financial risk exposures and the steps management takes to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The

Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Meetings and Committees of the Board

Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board, written consents in lieu of meetings, and its standing committees. The standing committees of our Board consist of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may from time to time establish other committees.

We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend and encourage their attendance at stockholder meetings. All of our directors serving on the Board at the time of our 2023 annual meeting of stockholders attended such meeting. In 2023, our Board met 7 times. All of our directors attended 100% of all board meetings and meetings of committees of which he or she was a member during 2023.

Audit Committee

Our Audit Committee is responsible for, among other things:

•
the appointment, evaluation, compensation, retention and replacement of the Company’s independent auditors;
•
assessing the independence, qualifications and performance of the Company’s independent auditors;
•
overseeing the work of the independent auditors and establishing an understanding of the terms of the audit engagement and the overall audit strategy;
•
reviewing and discussing with management and the independent auditors the Company’s critical accounting policies and practices, financial reporting processes and financial statements and other financial information and reports that may be included in the Company’s regulatory filings;
•
preparing the report that the SEC requires in the Company’s annual proxy statement;
•
reviewing the status of litigation matters, claims, assessments, commitments and contingent liabilities and their potential impact on the Company’s financial statements;
•
providing oversight of management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;
•
reviewing and discussing with management and the independent auditors certain certifications and related disclosures made in the Company’s periodic reports about disclosure controls and procedures, internal control over financial reporting, and fraud;
•
reviewing and assessing the annual internal audit plan;
•
establishing clear hiring policies with respect to employees or former employees of the Company’s independent auditors;
•
reviewing any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management;
•
reviewing and assessing legal and regulatory matters; including reviewing and monitoring compliance with the Company’s code of business conduct and ethics;
•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;
•
reviewing and approving or ratifying any related person transactions and other significant conflicts of interest, in each case in accordance with applicable Company policies, applicable law and exchange listing requirements;
•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter; and.
•
providing oversight of the Company’s risk management program relating to cybersecurity, and assessing the steps management has taken to monitor and control such risks.

The Board appointed Jeffrey Monat, Andres Nannetti and Alan Pickerill to serve on the Audit Committee, with Alan Pickerill serving as its Chair, each of whom meets the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards and qualifies as an “audit committee financial expert” as defined by the SEC.

In 2023, our Audit Committee met 5 times and each of the members of the Audit Committee attended 100% of the Audit Committee meetings.

Our Board adopted a written charter for the Audit Committee, which is available on our corporate website at https://investor.leafly.com.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•
establishing and reviewing the objectives of the Company’s management compensation programs and its basic compensation policies and reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s executive officers;
•
reviewing and approving any employment, compensation, benefit or severance agreement with any executive officer;
•
evaluating at least annually the performance of the executive officers against any applicable corporate goals and objectives and, based on this evaluation, determining and approving the compensation for the executive officers, subject to any further Board action, provided, however that the Chief Executive Officer may not be present during voting or deliberations on his or her compensation;
•
determining and approving the compensation level (including any awards under any of our compensation plans) for other members of senior management of the Company;
•
reviewing, approving and recommending to the Board the adoption of any incentive compensation plan, employee retirement plan and other material employee benefit plan for employees or consultants of the Company and any modification of such plan;
•
reviewing the Company’s compensation policies and practices for executives, management, management employees and employees generally to assess whether such policies and practices could lead to excessive risk taking behavior, as necessary to comply with applicable Exchange Act disclosure requirements;
•
assessing whether the work of any compensation consultant who has been engaged to make determinations or recommendations on the amount or form of executive or director compensation has raised any conflicts of interest and reviewing the engagement and the nature of any additional services provided by such compensation consultant, as well as all remuneration provided to such consultant;
•
assessing the independence of compensation consultants, legal and other advisers to the committee;
•
reviewing and discussing with management the “Compensation Discussion and Analysis” disclosure if required by SEC regulations and determining whether to recommend to the Board, as part of a report of the Compensation Committee to the Board, that such disclosure be included in the Company’s Annual Report on Form 10-K and any proxy statement for the election of directors; and
•
reporting committee findings and recommendations to the Board as well as any other matters deemed appropriate by the committee or requested by the Board.

The Board appointed Alan Pickerill, Jeffrey Monat and Andres Nannetti to serve on the Compensation Committee, with Andres Nannetti serving as its Chair. Each member of the Compensation Committee meets the definition of “independent director” for purposes of serving on the Compensation Committee under the applicable Nasdaq rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

In 2023, our Compensation Committee met 4 times and each member of the Compensation Committee attended 100% of the Compensation Committee meetings.

The Compensation Committee, by resolution approved by a majority of the Compensation Committee, may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Compensation Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and the Nasdaq.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from, oversee and terminate any compensation consultant, legal counsel or other adviser to the committee and to be directly responsible for the appointment, compensation and oversight of such adviser’s work. The Compensation Committee engaged Compensia, an independent compensation consultant, to assist it in evaluating executive and director compensation programs and levels. The Compensation Committee used the services of Compensia to assist it in evaluating executive and director compensation programs and levels during 2023. In addition, Compensia assisted the Compensation Committee with evaluating compensation for non-employee members of our Board and our executive officers, including long-term and short-term annual incentive award design; conducting an assessment of the risks associated with the Company's overall compensation policies and practices; and understanding trends in executive and board compensation. Compensia does not provide any other services directly to the Company. The Compensation Committee has assessed Compensia’s independence, taking into consideration the factors listed in Nasdaq Listing Rule 5605(d)(3)(D), and has determined that Compensia’s work with the Company does not raise any conflicts of interest.

Our Board adopted a written charter for the Compensation Committee, which is available on our corporate website at https://investor.leafly.com.

Compensation Committee Interlocks and Insider Participation

No person who served on the Compensation Committee during the Company’s last completed fiscal year was at any time during fiscal year 2023, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee. Peter Lee served on the Compensation Committee until March 25, 2024 and served as Merida’s President, Chief Financial Officer and Secretary until the closing on February 4, 2022 of the transactions contemplated by that certain Agreement and Plan of Merger dated August 9, 2021, as amended on September 8, 2021 and January 11, 2022 (the “Merger Agreement”), by and among the Company, Merida, Merida Merger Sub, Inc. and Merida Merger Sub II, LLC. (the “Business Combination”) but did not receive compensation for such service, other than reimbursement for out-of-pocket expenses incurred in connection with activities on Merida’s behalf.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•
recommending to the Board for approval, reviewing the effectiveness of, recommending modifications as appropriate to, and reviewing Company disclosures concerning: (a) the Company’s policies and procedures for identifying and screening Board nominee candidates; (b) the process and criteria (including experience, qualifications, attributes, diversity or skills in light of the Company’s business and structure) used to evaluate Board membership and director independence; and (c) any policies with regard to diversity on the Board;
•
identifying and screening director candidates consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for election or re-election by the stockholders;
•
overseeing the Company’s policies and procedures with respect to the consideration of director candidates recommended by stockholders;
•
reviewing annually the relationships between directors, the Company and members of management and recommending to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable rules of the Nasdaq and the Company’s corporate governance guidelines;
•
assessing the appropriateness of a director nominee who does not receive a “majority of votes cast” at an election of directors continuing to serve as a director and recommending to the Board the action to be taken with respect to any letter of resignation submitted by such director;
•
assessing the appropriateness of a director continuing to serve on the Board upon a substantial change in the director’s principal occupation or business association from the position such director held when originally invited to join the Board, and recommending to the Board any action to be taken with respect thereto;
•
assessing annually whether the composition of the Board as a whole reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity of background and experience and other desired qualities, and recommending any appropriate changes to the Board;
•
reviewing the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommending any changes to the Board for approval;
•
reviewing periodically the committee structure of the Board and recommending to the Board the appointment of directors to Board committees and assignment of committee chairs;
•
reviewing periodically the size of the Board and recommending to the Board any appropriate changes;
•
coordinating with management to develop an appropriate director orientation program and identifying continuing education opportunities;
•
coordinating and overseeing the annual self-evaluation of the role and performance of the Board, its committees, individual directors and management in the governance of the Company;
•
periodically evaluating the qualifications and independence of each director on the Board and making any recommended changes in the composition of the Board or any of its committees;
•
developing and recommending to the Board, reviewing the effectiveness of, and recommending modifications as appropriate to, the corporate governance guidelines of the Company and other governance policies of the Company;
•
reviewing and addressing conflicts of interest of directors and executive officers, and the manner in which any such conflicts are to be monitored; and
•
reporting regularly to the Board on Committee findings, recommendations and any other matters the Nominating and Corporate Governance Committee deems appropriate or the Board requests, and maintaining minutes or other records of Nominating and Corporate Governance Committee meetings and activities.

The Board appointed Jeffrey Monat, Andres Nannetti and Alan Pickerill to serve on the Nominating and Corporate Governance Committee, with Jeffrey Monat serving as its Chair. Each member of the Nominating and Corporate Governance Committee meets the definition of “independent director” under the Nasdaq rules. In 2023, our Nominating and Corporate Governance Committee met 4 times and each member of the Nominating and Corporate Governance Committee attended 100% of the Nominating and Corporate Governance Committee meetings.

The Nominating and Corporate Governance Committee receives recommendations for potential director candidates from stockholders, management, directors, and other sources. In its assessment of each potential candidate, the Nominating and Corporate Governance Committee considers, among other things, each candidate’s experience, qualifications, attributes, diversity and skills in light of the Company’s business, structure and current needs of the Board. Stockholders may recommend candidates for Nominating and Governance Committee consideration by submitting such recommendation using the method described under “Stockholder Communications with the Board.” Stockholders may also nominate director candidates in accordance with our bylaws as described under “Proposals by Our Stockholders.”

Our Board adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at https://investor.leafly.com.

Hedging Policy

We have adopted an Insider Trading Policy that prohibits all of our directors, officers and employees from entering into hedging or pledging transactions or similar arrangements with respect to the Company’s securities, including puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds (excluding broad-based index funds), unless advance approval is obtained from the Company’s General Counsel. Additionally, a director, officer or employee may not hold Company securities in a margin account or pledge Company securities as collateral for a margin loan, unless advance approval is obtained from the Company’s General Counsel.

Code of Ethics and Business Conduct

We have adopted a code of ethics and business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investor.leafly.com. Our code of ethics and business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We expect to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.

Stockholder Communications with the Board

Interested parties wishing to communicate with our Board, including the non-management directors of our Board, may do so by writing to the Board and mailing or emailing the correspondence to Leafly Holdings, Inc., 113 Cherry St., PMB 88154, Seattle, Washington 98104 (Email: nicole.sanchez@leafly.com), Attention: Nicole Sanchez, General Counsel. Our General Counsel, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board.

EXECUTIVE COMPENSATION

Overview

As a “smaller reporting company” and an “emerging growth company,” we provide executive compensation disclosure in this Proxy Statement pursuant to scaled disclosure rules applicable to smaller reporting companies, as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and which require compensation disclosure for (i) our principal executive officer; (ii) two of our other most highly compensated executive officers, whose total compensation for 2023 exceeded $100,000 and who were serving as executive officers as of December 31, 2023; and (iii) up to two additional individuals who would have been named executive officers under (ii) but for the fact that such individuals no longer served as executive officers as of December 31, 2023. We refer to these individuals as our “NEOs.” For fiscal year 2023, our NEOs were Yoko Miyashita, our Chief Executive Officer and Suresh Krishnaswamy, our Chief Financial Officer.

Executive Officers

Yoko Miyashita. Additional information about Ms. Miyashita can be found under “Proposal No. 1 – Election of Class III Directors.”

Suresh Krishnaswamy. Mr. Krishnaswamy, age 55, has served as the Company’s Chief Financial Officer since September 2021. Prior to joining Leafly, Mr. Krishnaswamy served as Principal for NextLevel Business Consulting from November 2019 to August 2021, where he developed vision and strategy for large companies in financial services and technology. Prior to joining NextLevel, he served as Chief Financial Officer of Drift from June 2018 to October 2019, as a treasury and pricing strategy consultant for Remitly from April 2017 to November 2017, and as a principal at DataSense Analytics from June 2015 to April 2017. Mr. Krishnaswamy brings more than 25 years of experience in finance and technology, having served in leadership roles at global companies and marketplace startups. He has worked with major investment banks, including Credit Suisse, Bank of America (Fleet Boston Financial), Credit Agricole, and Barclays. Mr. Krishnaswamy holds a BS in Computer Science from the University of Pennsylvania and a MS in Computer Science from the University of Texas.

Employment Arrangements with our Named Executive Officers

Yoko Miyashita, Chief Executive Officer

Ms. Miyashita serves as Leafly’s Chief Executive Officer on an at-will basis pursuant to an employment agreement she entered into with Legacy Leafly, effective as of August 17, 2020 (the “CEO Agreement”). The CEO Agreement provides for (i) a base salary of $400,000, which may be adjusted by our Board or our Compensation Committee based on its annual performance review practices, and (ii) a target annual bonus opportunity equal to 50% of Ms. Miyashita’s then base salary, which may be awarded in cash and/or equity at the discretion of our Compensation Committee. As provided in the CEO Agreement, Ms. Miyashita: (i) received stock option awards in 2021, which are described below under, “— Performance-Based Option Awards” and (ii) is eligible to receive long-term equity incentive compensation awards, at the discretion of our Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Ms. Miyashita’s outstanding equity awards as of December 31, 2023. Ms. Miyashita also is eligible to participate in the employee benefit plans generally available to our employees.

The CEO Agreement provides that if any payments or benefits provided for under the agreement or otherwise payable to Ms. Miyashita are considered “excess parachute payments” under Section 280G of the Internal Revenue Code, then such payments will be limited to the greatest amount that may be paid to Ms. Miyashita under Section 280G of the Internal Revenue Code without causing any loss of deduction to Leafly under such Code section, but only if, by reason of such reduction, the “net after tax benefit” to Ms. Miyashita will exceed the net after tax benefit if such reduction was not made.

For a description of the payments and other benefits that Ms. Miyashita would be entitled to upon certain terminations of employment, see below under “Potential Payments upon Termination of Employment or Change in Control.”

Suresh Krishnaswamy, Chief Financial Officer

Mr. Krishnaswamy serves as Leafly’s Chief Financial Officer on an at-will basis pursuant to an offer letter he entered into with Legacy Leafly, dated September 13, 2021, effective as of September 20, 2021 (the “CFO Letter”). The CFO Letter provides for (i) a base salary of $375,000, which may be adjusted by our Board or our Compensation Committee based on its annual performance review practices, and (ii) a target annual bonus opportunity equal to 40% of Mr. Krishnaswamy’s then base salary, which may be awarded in cash and/or equity at the discretion of our Compensation Committee. Pursuant to the terms of the CFO Letter, Mr. Krishnaswamy (i) received certain “new-hire” equity awards in 2021 and 2022, which are described below under “—Long-Term Equity Incentive Compensation” and (ii) is eligible to receive long-term equity incentive compensation awards, at the discretion of our Compensation Committee, pursuant to our equity incentive compensation plans and programs in effect from time-to-time. See “— Outstanding Equity Awards at Fiscal Year-End” below for a summary of Mr. Krishnaswamy’s outstanding equity awards as of December 31, 2023. In July 2023, we entered into an Executive Severance Agreement (“Severance Agreement”) with Mr. Krishnaswamy providing for severance benefits in connection with certain terminations of employment. See “Potential Payments upon Termination of Employment or Change in Control” below, for a description of the payments and other benefits to which Mr. Krishnaswamy would be entitled upon certain terminations of employment. Mr. Krishnaswamy also is eligible to participate in the employee benefit plans generally available to our employees.

Principal Components of Our Executive Compensation Program

This section discusses the material components of our executive compensation program for our NEOs. Leafly became a publicly-traded company in February 2022, and as such, we expect that our executive compensation program will evolve over time, while still supporting Leafly’s overall business and compensation objectives.

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program and compared against compensation in the market for similar positions. In general, we seek to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. Please see the “Salary” column in the Summary Compensation Table below for the base salary amounts paid to each of our NEOs for their services during the years presented.

Annual Bonus Plan

In 2023, our Compensation Committee approved a 2023 Annual Incentive Plan (“2023 AIP”) that provided for incentive awards to be paid to eligible employees, including our NEOs, in cash, shares of our Common Stock, or in a combination thereof. The Compensation Committee retained full discretion to determine whether to make awards under the 2023 AIP after considering a range of factors for fiscal year 2023, including year-end cash balance, revenue, adjusted EBITDA, and market and macro conditions. To be eligible to receive any bonus, each NEO must be employed with the Company at the time such payment is made.

In 2024, after assessing the Company’s 2023 financial performance, including the factors discussed above, the significant drop in ending retail accounts at the end of 2023 compared to the end of 2022, the significant decline in revenue from our Brands segment, and other factors, no awards were approved by the Compensation Committee under the 2023 AIP.

Long-Term Equity Incentive Compensation

Our NEOs are eligible to receive equity-based awards at the discretion of our Compensation Committee under the Leafly Holdings, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). Prior to the Business Combination, our NEOs received grants of stock options under the Leafly Holdings, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). Equity awards are intended to further align the interests of our NEOs with the interests of our stockholders and emphasize long-term performance by linking compensation to achievement of performance goals and share price appreciation over a multi-year period and to also support the retention of our management team. Our equity award program for NEOs is determined annually by the Compensation Committee. To date, our NEOs have received grants of service- and performance-based restricted stock units (“RSUs”) under our 2021 Plan and service- and performance-based stock options under our 2018 Plan, as described below.

Performance-Based Stock Unit (“PSUs”) Awards

2022 PSU Awards

In 2022, the Compensation Committee granted multi-year PSU awards to our NEOs under our 2021 Plan (the “2022 PSU Awards”). Each 2022 PSU Award consists of three tranches, with the number of PSUs in each tranche generally equal to one-third of the total number of PSUs granted under each such award. Each tranche represents the number of PSUs that are eligible to vest in a respective annual performance period (each a “Performance Period”), based on achievement of performance goals set by our Compensation Committee for each such Performance Period. If all or a portion of the PSUs do not vest for a particular Performance Period, such unvested PSUs will remain outstanding and will be eligible for vesting if we achieve a $1 billion market capitalization for any 20 days during a 30-day period on or before February 4, 2026 (the “PSU Market Cap Milestone”). If the PSU Market Cap Milestone is achieved on or before February 4, 2026, all then outstanding unvested PSUs will become fully vested as of the date the Compensation Committee makes a determination confirming that the PSU Market Cap Milestone has been achieved. Any unvested PSUs underlying the 2022 PSU Awards will vest immediately upon a Change in Control (as defined in the 2021 Plan) provided that the NEO remains in continuous service until such time.

2022 Performance Period

The first tranche of the 2022 PSU Awards was eligible to vest based on achievement of the below “2022 Top Line Revenue” and “Adjusted EBITDA” targets and corresponding payout percentages (the “2022 Performance Goals”) that were set and approved in 2022 when the grants were approved by our Compensation Committee for the “2022 Performance Period,” which ran from January 1, 2022 to December 31, 2022, with such PSUs allocated 50% to each 2022 Performance Goal.

2022 Top Line Revenue (1)	Payout Percentage
$55 million	100%
Less than $55 million	0%

1.
“Top Line Revenue” means total reported revenue in the Annual Report on Form 10-K for the 2022 Performance Period.

Adjusted EBITDA (1)	Payout Percentage
Loss equal to or less than $27 million	100%
Loss greater than $27 million but equal to or less than loss of $27.5 million	75%
Loss greater than $27.5 million but equal to or less than loss of $28.5 million	50%
Loss greater than $28.5 million	0%

1.
“Adjusted EBITDA” for the 2022 Performance Period is calculated as net income (loss) before interest, taxes and depreciation and amortization expense adjusted to exclude non-cash, unusual and/or infrequent costs and further adjusted for the impact of any change in accounting due to changes in the form of payment for bonus awards we paid under our 2022 Annual Incentive Plan (“2022 AIP”) (e.g., any add back to expense for payment of annual incentive awards in the form of stock-based awards instead of cash).

In March 2023, after assessing the Company’s achievement of the 2022 Performance Goals, the Compensation Committee made a final determination confirming that (i) the 2022 Top Line Revenue was $47.4 million, resulting in 0% achievement of the Top Line Revenue Performance Goal; and (ii) the Company’s Adjusted EBITDA loss was $23.2 million, resulting in 100% achievement of the Adjusted EBITDA Performance Goal. As a result of such determination, on March 13, 2023, 50% of the PSUs underlying the first tranche of each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2022 PSU Awards vested, and the remaining 50% of the PSUs underlying the first tranche of their respective 2022 PSU Awards that did not vest because the Top Line Revenue Performance Goal was not met will remain outstanding and eligible to vest if the Company achieves the PSU Market Cap Milestone.

2023 Performance Period

The second tranche of our NEOs’ 2022 PSU Awards was eligible to vest based on achievement of the below “Cash Balance” targets and corresponding payout percentages (the “2023 Performance Goals”) that were set and approved in 2023 by our Compensation Committee for the “2023 Performance Period,” which ran from January 1, 2023 to December 31, 2023.

Cash Balance(1) as of December 31, 2023	Payout Percentage
> 14.5 Million	100%
> 14.3 Million and <= 14.5 Million	87.5%
> 14.1 Million and <= 14.3 Million	75%
> 13.9 Million and <= 14.1 Million	62.5%
> 13.7 Million and <= 13.9 Million	50%
<= 13.7 Million	0%

1.
“Cash Balance” means the amount equal to the Company’s “cash and cash equivalents” less “restricted cash,” each as reflected on the Company’s consolidated balance sheets as of December 31, 2023.

In January 2024, after assessing the Company’s achievement of the 2023 Performance Goals, the Compensation Committee made a final determination confirming that the Company’s Cash Balance as of December 31, 2023 was in excess of $15 million, resulting in 100% achievement of the 2023 Performance Goals. As a result of such determination, on January 30, 2024, 100% of the PSUs underlying the second tranche of each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2022 PSU Awards vested.

2024 Performance Period

The third tranche of our NEOs’ 2022 PSU Awards is eligible to vest based on achievement of certain cash balance targets established by the Compensation Committee in February 2024 for the “2024 Performance Period,” which runs from January 1, 2024 to December 31, 2024.

2023 PSU Awards

In 2023, our Compensation Committee granted one-year PSU awards to our NEOs under our 2021 Plan (the “2023 PSU Awards”), which were eligible to vest based on achievement of the same Cash Balance performance goals that were set by our Compensation Committee for the second tranche of the 2022 PSU Awards, for a performance period running from January 1, 2023 to December 31, 2023, as described above under — 2022 PSU Awards - 2023 Performance Period. In January 2024, after assessing the Company’s achievement of the 2023 Performance Goals, the Compensation Committee made a final determination confirming that the Company’s Cash Balance as of December 31, 2023 was in excess of $15 million, resulting in 100% achievement of the 2023 Performance Goals. As a result of such determination, on January 30, 2024, 100% of the PSUs underlying each of Ms. Miyashita’s and Mr. Krishnaswamy’s 2023 PSU Award vested.

Time-Based RSU Awards

In 2023, our Compensation Committee also granted time-based RSU awards under our 2021 Plan to each of our NEOs.

As previously disclosed, in March 2023, our Compensation Committee approved 2022 bonus awards for our NEOs under our 2022 AIP, which were paid 75% in cash and 25% in RSU awards (the “2022 AIP RSU Awards”). The 2022 AIP RSU Awards vested in full over four months from March to June 2023.

In addition, our Compensation Committee approved annual equity incentive grants to our NEOs in (i) July 2023, which are eligible to vest in 1/8th increments on the 20th day of every third month for two years beginning on August 20, 2023 until the awards fully vest, and (ii) November 2023, which are eligible to vest in 1/4th increments~~,~~ on the 20th day of every third month for one year beginning on January 20, 2023 until the awards fully vest, in each case subject to the NEO’s continuous employment on each scheduled vesting date (each an “Annual RSU Award”). See, — Outstanding Awards at Fiscal Year End, below.

Performance-Based Option Awards

In 2021, Legacy Leafly granted Ms. Miyashita and Mr. Krishnaswamy performance-based option awards under the 2018 Plan, as provided under the CEO Agreement (as amended by the CEO's November 17, 2021 Letter Agreement amending the vesting terms of the CEO's performance-based option awards) and the CFO Letter, respectively (the “Performance Options”), with such grants consisting of a “Liquidity Event Option” and a “Milestone Option.” As previously disclosed, the number of shares underlying each NEO’s Performance Options was adjusted following the closing of the Business Combination and are presented in the “— Outstanding Equity Awards at Fiscal Year-End” table, as adjusted. Each Performance Option is eligible to vest as follows:

•
Liquidity Event Option: In 2022, 50% of Ms. Miyashita’s Liquidity Event Option vested upon the closing of the Business Combination. Mr. Krishnaswamy’s Liquidity Event Option and the unvested 50% of Ms. Miyashita’s Liquidity Event Option are eligible to vest upon the earlier of (i) the Company’s achievement of a $1 billion market capitalization for any 20 days during a 30-day period on or before the fourth anniversary of the closing of the Business Combination (the “Market Cap Milestone”) or (ii) a Change in Control (as defined in the 2018 Plan); provided, in each case of clauses (i) and (ii), that the NEO remains in continuous service until such time.
•
Milestone Option: Each Milestone Option described below is eligible to vest upon the achievement of the milestones and in the amounts set forth below; provided that the NEO remains in continuous service until such time. The Milestone Option is eligible to vest in the amounts set forth below on the earlier of (i) the date following the Company’s filing with the SEC of its Form 10-K for the applicable fiscal year in which the applicable revenue threshold described below is attained, or (ii) the date the Market Cap Milestone is achieved. All shares subject to the Milestone Option will vest immediately upon a Change in Control provided that the NEO remains in continuous service until such time.
o
First Milestone Option: 50% of the total number of shares subject to each Milestone Option would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2022 equaled or exceeded $65,000,000 (the “2022 Revenue Threshold”) with a “Pro Rata Amount,” defined below, that would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2022 had equaled or exceeded 90% of the 2022 Revenue Threshold. The unvested First Milestone Option will continue to remain outstanding and eligible to vest if (i) the Market Cap Milestone is achieved, or (ii) there is a Change in Control during the term of the option.
o
Second Milestone Option: 50% of the total number of shares subject to each Milestone Option would have vested if the Company’s consolidated gross revenue for the year ended December 31, 2023 equaled or exceeded $101,000,000 (the “2023 Revenue Threshold,” and each of the 2022 Revenue Threshold and the 2023 Revenue Threshold, a “Revenue Threshold”) (with a Pro Rata Amount vesting if the Company’s gross consolidated revenue for the year ended December 31, 2023 equaled or exceeded 90% of the 2023 Revenue Threshold). “Pro Rata Amount” means an amount equal to between 90% and 100%, inclusive, of the Second Milestone Option, and corresponded to 90% to 100% achievement of the 2023 Revenue Threshold. The unvested Second Milestone Option will continue to remain outstanding and eligible to vest if (i) the Market Cap Milestone is achieved or (ii) there is a Change in Control during the term of the option.

Time-Based Option Awards

Prior to 2022, Legacy Leafly granted time-based stock option awards to each of our NEOs, which generally are eligible to vest 25% on the first anniversary of the applicable vesting commencement date and in 1/48th increments for each subsequent month of the NEO’s continuous employment, until the awards fully vest after four years. Under the terms of the stock option agreements, executive officers have the option of exercising stock options prior to vesting and receive restricted stock upon exercise, which is subject to the same vesting conditions applicable to the underlying stock options.

Retirement Benefits

We offer a tax-qualified defined contribution retirement savings plan (the “401(k) Plan”), pursuant to which our eligible employees, including our NEOs, are able to voluntarily contribute a percentage of their annual compensation on a pre- and post-tax basis, up to the limits prescribed by the Internal Revenue Service. Each pay period, we offer a discretionary 401(k) Company matching contribution for eligible employees who participate in the 401(k) Plan, including our NEOs, of up to 100% of salary deferrals that do not exceed 1% of eligible compensation plus 50% of salary deferrals between 1% and 6% of eligible compensation. Generally, “eligible compensation” used for purposes of calculating contributions under the 401(k) Plan is the amount paid to the employee as base salary, overtime earnings, bonuses and commissions. Each of our NEOs was eligible to participate in the 401(k) Plan in 2023. We do not sponsor any nonqualified deferred compensation plans or pension plans.

2023 Summary Compensation Table

Name and Principal Position		Year	Salary ($)	Stock Awards (1) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation (3) ($)	Total ($)

Yoko Miyashita	Chief Executive Officer	2023	$400,000	$210,394	(4)	$—	$—	$29,565	$639,959
		2022	389,489	455,914		1,815,345	73,030	32,719	2,766,497
Suresh Krishnaswamy	Chief Financial Officer	2023	375,000	133,592	(5)	—	—	25,073	533,665
		2022	365,146	359,822		—	54,750	20,009	799,727

1.
The amounts reported in this column for 2023 represent the aggregate grant date fair value of the second tranche of the 2022 PSU Awards, the 2023 PSU Awards, the Annual RSU Awards and the 2022 AIP RSU Awards granted to our NEOs in the fiscal years presented, calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). The grant-date fair values of the RSU awards and PSU awards with performance conditions were determined based on the Company’s closing stock price on the dates of grants, while the grant-date fair value of the PSU awards with market conditions was determined using a Monte-Carlo model. See Note 13, “Equity Incentive and Other Plans” to our consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
2.
The amounts reported in this column for 2022 represent each NEO’s annual incentive bonus that was earned in 2022, awarded by the Committee, and paid in 2023.
3.
The amounts reported in this column for 2023 include 401(k) plan matching contributions of $8,083 and $10,666 for Ms. Miyashita and Mr. Krishnaswamy, respectively, cell phone allowances, health and welfare program premiums of $13,957 for each of our NEOs, and license, certification, and membership renewal fees under programs that are available to substantially all of our U.S.-based employees.
4.
The amount reported includes $72,340 of grant date fair value of the second tranche of Ms. Miyashita’s 2022 PSU Award for the 2023 Performance Period and her 2023 PSU Award, based on the probable outcome that the 2023 Performance Goal would be achieved at 100%, as discussed in “—Long-Term Equity Incentive Compensation – Performance-Based Stock Unit (“PSUs”) Awards” above.
5.
The amount reported includes $39,996 of grant date fair value of the second tranche of Mr. Krishnaswamy’s 2022 PSU Award for the 2023 Performance Period and his 2023 PSU Award, based on the probable outcome that the 2023 Performance Goal would be achieved at 100%, as discussed in “—Long-Term Equity Incentive Compensation – Performance-Based Stock Unit (“PSUs”) Awards” above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2023:

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (1) (#)	Number of Securities Underlying Unexercised Options Unexercisable (1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights that Have Not Vested (2) ($)

Yoko Miyashita:	4/16/2020		667	—	—	$24.40	4/15/2030
	11/25/2020		4,576	—	—	$22.00	6/30/2029
	5/4/2021		2,369	—	—	$22.00	5/3/2031
	5/4/2021	(3)	26,600	5,320	—	$22.00	5/3/2031
	5/4/2021	(4)	11,970	—	11,970	$22.00	5/3/2031
	5/4/2021	(5)	—	—	23,940	$22.00	5/3/2031
	8/17/2022	(6)						6,162	$29,639	—	$—
	10/6/2022	(6)						2,477	$11,914	—	$—
	10/6/2022	(7)						—	$—	10,471	$50,366
	7/25/2023	(10)						—	$—	6,818	$32,795
	7/25/2023	(11)						10,227	$49,192	—	$—
	11/30/2023	(12)						6,818	$32,795	—	$—

Suresh Krishnaswamy:	10/27/2021	(4)	—	—	1,641	$165.20	10/26/2031
	10/27/2021	(5)	—	—	3,282	$165.20	10/26/2031
	10/27/2021	(8)	88	68	—	$165.20	10/26/2031
	11/1/2021	(8)	2,782	2,164	—	$165.20	10/31/2031
	8/17/2022	(9)						3,698	$17,787	—	$—
	10/6/2022	(9)						1,487	$7,152	—	$—
	10/6/2022	(7)						—	$—	4,114	$19,788
	7/25/2023	(11)						6,818	$32,795	—	$—
	7/25/2023	(10)						—	$—	4,545	$21,861
	11/30/2023	(12)						4,545	21,861	—	$—

1.
Amount represents the number of securities underlying option awards granted to our NEOs by Legacy Leafly under the 2018 Plan prior to the Business Combination, as converted, upon closing, to options to purchase shares of Leafly Common Stock, using an exchange ratio of 0.3283.
2.
The value is based on the $4.81 closing price of our Common Stock on Nasdaq on December 29, 2023 multiplied by the number of unvested RSUs and PSUs as of December 31, 2023.
3.
Represents Ms. Miyashita’s time-based option award granted in 2021 under the 2018 Plan. This option vested 25% on August 17, 2021, the first anniversary of the vesting commencement date, and thereafter, vested or will vest (subject to Ms. Miyashita’s continuous employment) in monthly increments generally equal to 1/48 of the total number of shares underlying the award.
4.
Represents the NEO’s Liquidity Event Option granted in 2021 under the 2018 Plan. For Ms. Miyashita, 50% of the options vested in February 2022. Mr. Krishnaswamy’s, and the unvested portion of Ms. Miyashita’s, Liquidity Event Option are eligible to vest based on achievement of the performance conditions described under “— Performance-Based Option Awards – Liquidity Event Option” above.
5.
Represents the NEO’s Milestone Option, which was granted in 2021 under the 2018 Plan and is eligible to vest based on achievement of the performance conditions described under “— Performance-Based Option Awards – Milestone Option” above.
6.
Represents Ms. Miyashita’s time-based RSU Award, which was granted in 2022 under the 2021 Plan and is scheduled to vest quarterly in 1/16 increments, on the 20th day of every third month of the NEO’s continuous employment, starting on October 20, 2022.
7.
Represents the NEO’s 2022 PSU Award, which is eligible to vest in 1/3 installments, over three separate Performance Periods, based on achievement of the PSU Performance Goals established for each Performance Period, as described under “— Performance-Based Stock

Unit (“PSUs”) – 2022 PSU Awards” above. In March 2023, 1/6 of the award vested based upon achievement of one of the performance criteria for 2022 and in January 2024, 1/3 of the award vested based upon the achievement of the performance criterion for 2023. In addition, the remainder of the 2022 PSU Award is eligible to vest if we achieve the PSU Market Cap Milestone on or before February 4, 2026. The number reported for each NEO is based on maximum achievement.
8.
Represents Mr. Krishnaswamy’s time-based option award granted in 2021 under the 2018 Plan. The option vested 25% on September 20, 2022, the first anniversary of the vesting commencement date, and thereafter, vested or will vest (subject to Mr. Krishnaswamy’s continuous employment) in monthly increments generally equal to 1/48 of the total number of shares underlying the option award.
9.
Represents Mr. Krishnaswamy’s New Hire RSU Award, which was granted in 2022 under the 2021 Plan. The New Hire RSU Award vested 25% on October 20, 2022, and thereafter is scheduled to vest quarterly in 1/16 increments on the 20th day of every third month of continuous employment until fully vested.
10.
Represents the NEO’s 2023 PSU Award, which was eligible to vest based on achievement of the PSU Performance Goals established for 2023, as described under “— Performance-Based Stock Unit ("PSUs") – 2023 PSU Awards” above. In January 2024, 100% of the award vested based upon the achievement of the performance criterion for 2023.The number reported for each NEO is based on maximum achievement.
11.
Represents the NEO’s time-based Annual RSU Award, which was granted in 2023 under the 2021 Plan and is scheduled to vest quarterly in 1/8 increments, on the 20th day of every third month of the NEO’s continuous employment, starting on August 20, 2023.
12.
Represents the NEO’s time-based Annual RSU Award, which was granted in 2023 under the 2021 Plan and is scheduled to vest quarterly in 1/4 increments, on the 20th day of every third month of the NEO’s continuous employment, starting on January 20, 2024.

Potential Payments upon Termination of Employment or Change in Control

Voluntary Resignation or Termination for Cause or Due to Death or Disability

Yoko Miyashita, CEO

The CEO Agreement provides that if Ms. Miyashita voluntarily resigns other than for “Good Reason” or the Company terminates her employment for “Cause” or in the event of her death or “Disability”, no further payments would be due to Ms. Miyashita, except that she would be entitled to (i) any amounts of compensation that were earned, accrued or owing but not yet paid and (ii) any benefits accrued or earned under the Company’s benefit plans and programs or to which she is otherwise entitled under applicable law (clause (i) and (ii) collectively, the “Accrued Compensation and Benefits”).

For Ms. Miyashita, “Cause” is defined in the CEO Agreement as any of the following: (a) failure to perform the assigned duties or responsibilities pursuant to the agreement (other than a failure resulting from Disability) after written notice thereof from the Company describing Ms. Miyashita’s failure to perform such duties or responsibilities, and failure by Ms. Miyashita within 30 calendar days from the date of such written notice to remedy such performance failure; (b) engagement in any act of dishonesty, fraud, misrepresentation, embezzlement or other acts that are or would reasonably be expected to be injurious in a material respect to the Company; (c) a violation of any federal or state law or regulation applicable to our business; (d) a breach of any confidentiality agreement or invention assignment agreement between Ms. Miyashita and the Company; (e) conviction of, or entering a plea of nolo contendere to, any crime (other than minor traffic violations) or any act of moral turpitude; (f) continuing gross negligence or gross misconduct after written notice thereof from the Company describing the applicable conduct, and failure to cure, if curable, within 10 calendar days from the date of such written notice to remedy such conduct; or (g) a breach of any material term of the CEO Agreement, the Confidential Information Agreement or any other employment-related agreement between Ms. Miyashita and the Company.

The CEO Agreement defines “Good Reason” as Ms. Miyashita’s resignation within 30 days after the expiration of any Company cure period following the occurrence of one or more of the following, without Ms. Miyashita’s consent: (a) a material reduction of authority, duties or responsibilities; (b) a reduction of more than 10% in base cash compensation as in effect immediately prior to such reduction, unless the Company also similarly reduces the base cash compensation of all other senior executives of the Company; (c) a material change in the geographic location of the primary work facility or location; provided, that a relocation of less than 25 miles from the then-present location will not be considered a material change in geographic location; (d) a material breach by the Company of the CEO Agreement; (e) prior to a Change in Control, Ms. Miyashita no longer serving as a member of the Board of Directors (other than pursuant to voluntary resignation from the Board of Directors); or (f) following a Change in Control, the failure of the Company to obtain the assumption of the material obligations of the CEO Agreement by any successor(s).

“Disability” has the same meaning provided in Treasury Regulation Section 1.409A-3(i)(4)(i).

NEOs Other than CEO

If any NEO, other than Ms. Miyashita, terminates service from the Company for any reason, no further payments would be due to the NEO, except that the NEO would be entitled to payment of Accrued Compensation and Benefits.

Outstanding Equity Awards

If an NEO terminates service from the Company for any reason, other than in connection with a change in control (as defined in the applicable plan), any unvested equity awards would be forfeited immediately. The NEO generally would have 90 days after the date of termination to exercise any vested, unexercised stock options. If the Company terminates an NEO for “cause” (as defined in the applicable plan) any vested, unexercised stock options would expire immediately. If an NEO’s service terminates due to “disability” (as defined in the applicable plan) or death, the NEO would have 12 months and 18 months after the date of termination, respectively, to exercise any vested, unexercised stock options.

Qualifying Termination of NEO – Not in Change in Control Period

Yoko Miyashita, CEO

Under the CEO Agreement, if Ms. Miyashita incurs a “Qualifying Termination” outside of a “Change in Control Period,” she is entitled to the following: (a) cash severance equal to 100% of her annual base salary at the time of such termination, payable over the 12 months following termination and (b) reimbursement for COBRA premiums, grossed up for income taxation, for coverage up to 12 months. A Qualifying Termination is defined in the CEO Agreement as a termination by (a) the Company other than for Cause, death or Disability or (b) Ms. Miyashita for “Good Reason,” as defined in the CEO Agreement and summarized above. If there is a Qualifying Termination outside of a Change in Control Period, Ms. Miyashita’s unvested equity awards would be forfeited immediately, and she would have 90 days after her date of termination to exercise any vested, unexercised stock options, after which they would expire. Payment of severance is subject to Ms. Miyashita’s execution and effectiveness of a release of claims and her resignation from the Board.

A “Change in Control” is defined in the 2018 Plan, and a “Change in Control Period” is the period commencing 90 days prior to, and ending 12 months following, the effective date of a Change in Control.

In connection with the Business Combination, the CEO Agreement was amended to provide that any awards that may be received by Ms. Miyashita in the future under the Leafly Holdings, Inc. Earn-Out Plan (the “Earn-Out Plan”) will remain outstanding and eligible to vest following a Qualifying Termination of Ms. Miyashita’s employment.

Suresh Krishnaswamy, CFO

Under the Severance Agreement, if Mr. Krishnaswamy is terminated by the Company other than for “Cause” or resigns for “Good Reason,” at a time other than during a “Change of Control Period”, subject to his execution and the effectiveness of a release of claims, he would be entitled to the following: (a) cash severance equal to 50% of his annual base salary in effect on his last day of employment (exclusive of any other compensation), payable over the six months following his termination and (b) reimbursement for COBRA premiums for coverage up to six (6) months, if he were to elect coverage.

The Severance Agreement uses the same definition of “Cause” as the CEO Agreement, and is set forth above.

The Severance Agreement defines “Good Reason” as Mr. Krishnaswamy’s resignation within thirty days following the expiration of any Company cure period following the occurrence of one or more of the following, without Mr. Krishnaswamy’s consent: (i) a material reduction of authority, duties or responsibilities; (ii) a reduction of more than 10% in base cash compensation in effect immediately prior to such reduction, unless the Company also similarly reduces the base cash compensation of all other senior executives of the Company; (iii) a material change in the geographic location of the primary work facility or location; provided, that a relocation of less than 25 miles from the then-present location will not be considered a material change in geographic location; or (iv) following a “Change in Control,” the failure of the Company to obtain the assumption of the material obligations of the Severance Agreement by any successors. Mr. Krishnaswamy may not resign for Good Reason without first providing the Company with written notice of the alleged grounds for Good Reason within 90 days of the initial existence of such alleged grounds and a cure period of 30 days following the date the Company receives such notice during which such condition must not have been cured.

Under the Severance Agreement, a “Change of Control” is defined in the 2021 Plan, and a “Change of Control Period” is the period commencing on the Company’s public announcement of a proposed Change of Control and ending on the earlier of (i) the 12 month period following the consummation of the proposed Change of Control, or (ii) the Company’s public announcement that the proposed Change of Control will not occur.

Termination of NEO During Change in Control Period

Yoko Miyashita, CEO

Under the CEO Agreement, if Ms. Miyashita incurs a “Qualifying Termination” during a “Change in Control Period,” she is entitled to the following: (a) lump sum cash severance payment equal to the sum of (i) 100% of her annual base salary at the time of such termination, plus (ii) her target annual bonus; (b) reimbursement for COBRA premiums, grossed up for income taxation, for coverage up to 12 months; and (c) accelerated vesting of all equity awards in full, and for purposes of determining the number of shares that will vest pursuant to the foregoing with respect to any performance-based equity award, the applicable performance criteria will be deemed to have attained at a 100% level. Ms. Miyashita would have 90 days after such termination to exercise vested, unexercised options, after which they would expire. Payment of severance is subject to Ms. Miyashita’s execution and the effectiveness of a release of claims and her resignation from the Board.

Mr. Krishnaswamy, CFO

Under the Severance Agreement, if Mr. Krishnaswamy is terminated by the Company other than for Cause or resigns for Good Reason during a Change of Control Period (as defined in the Severance Agreement), subject to his execution and the effectiveness of a release of claims, he would be entitled to the following: (a) cash severance equal to 50% of his annual base salary in effect on his last day of employment (exclusive of any other compensation), payable over the six months following his termination; (b) reimbursement for COBRA premiums for coverage up to six (6) months, if he were to elect coverage; and (c) accelerated vesting in full of all of his then outstanding, unvested time-based RSU and stock option awards. Mr. Krishnaswamy would have 90 days after such termination to exercise vested, unexercised options, after which they would expire.

Equity Awards for NEOs Other than CEO

Our NEO’s unvested Liquidity Event and Milestone Option awards under the 2018 Plan will vest in full if there is a Change in Control, as defined under the 2018 Plan and described above. Any unvested time-based option awards under the 2018 Plan will be forfeited and not vest if there is a termination in connection with a Change in Control.

In addition, our NEO's unvested PSU awards under the 2021 Plan will vest in full immediately if there is a Change in Control, as defined under the 2021 Plan. If an NEO, other than our CEO, incurs a termination of service from the Company on or within 6 months of a change in control as defined in the 2021 Plan, any unvested RSU awards under the 2021 Plan will fully vest and be paid in full, with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee, unless otherwise provided in the NEO’s award agreement.

2023 Director Compensation

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. No individual meeting fees are paid for either Board meetings or committee meetings. We pay or reimburse travel and other expenses incurred by our non-employee directors in attending in-person Board meetings. In 2023, our non-employee directors received grants of RSUs in July and December 2023, with the July grants vesting in full in August 2023 and the December grants eligible to vest in full on July 12, 2024, subject to each directors’ continued service on the vest date. Effective April 1, 2023, the Board approved increases to the annual cash retainers we paid to our non-employee directors for their Board and committee service (Ms. Miyashita is not compensated for her role on the Board), including a new annual cash retainer for the lead independent director position. Effective May 1, 2024, Mr. Lee is no longer compensated for his role on the Board.

Until April 1, 2023, we paid our non-employee directors based on the following schedule:

•
an annual $75,000 cash retainer for the Board chair;
•
an annual $45,000 cash retainer for each Board member, other than the Board chair;
•
an annual cash committee chair retainer for each committee chair (incremental to annual cash retainers for Board chair/members):
o
Audit: $30,000
o
Compensation: $20,000
o
Nominating and Corporate Governance: $15,000
•
an annual cash committee member retainer for each committee member (incremental to annual cash retainers for Board chair/members, but not incremental to annual committee chair retainers):
o
Audit: $20,000
o
Compensation: $12,000
o
Nominating and Corporate Governance: $10,000

After April 1, 2023, we paid our non-employee directors based on the following schedule:

•
an annual $80,000 cash retainer for the Board chair;
•
an annual $50,000 cash retainer for each Board member, other than the Board chair;
•
an annual $13,000 cash retainer for the LID;

•
an annual cash committee chair retainer for each committee chair (incremental to annual cash retainers for Board chair/members and LID):
o
Audit: $32,500
o
Compensation: $22,500
o
Nominating and Corporate Governance: $17,500
•
an annual cash committee member retainer for each committee member (incremental to annual cash retainers for Board chair/members and LID, but not incremental to annual committee chair retainers):
o
Audit: $22,500
o
Compensation: $14,500
o
Nominating and Corporate Governance: $12,500

Compensation for our non-employee directors during fiscal year 2023 was as follows:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	All Other Compensation ($) (3)	Total ($)

Michael Blue	$90,625	$48,188	$—	$138,813
Cassandra Chandler	87,500	39,451	—	126,951
Blaise Judja-Sato	84,583	39,451	—	124,034
Peter Lee	84,250	42,553	120,000	246,803
Alan Pickerill	94,500	42,553	—	137,053

1.
Mr. Judja-Sato resigned from the Board effective November 30, 2023. Ms. Chandler resigned from the Board effective December 31, 2023. Mr. Blue resigned from the Board effective March 25, 2024 and at that time forfeited 1,049 RSUs.
2.
Amounts in this column represent the grant date fair value of the RSUs granted to our non-employee directors in 2023, calculated in accordance with ASC Topic 718. See Note 13, “Equity Incentive and Other Plans” to our consolidated financial statements included in our Annual Report~~.~~on Form 10-K for the fiscal year ended December 31, 2023. As of December 31, 2023, each of Messrs. Blue, Lee and Pickerill held 1,498 unvested RSUs.
3.
Effective September 1, 2023, the Company entered into a consulting agreement with Mr. Lee for a maximum contract amount of $120,000, under which Mr. Lee provided the Company with certain business and corporate development consultancy services.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions Policy

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction or arrangement, or any series of transactions or arrangements in which the Company (or its direct and indirect subsidiaries and controlled entities) is to be a participant, whether or not the Company is a party, and a related party has a direct or indirect material interest in such transaction (unless clearly incidental in nature or it is determined in accordance with the related person transaction policy that such interest is immaterial in nature such that further review is not warranted), including without limitation sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or provided, the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Company of an immediate family member of a related person or a change in the terms or conditions of employment of such an individual that is material to such individual.

In reviewing and approving any such transactions, the Audit Committee is tasked, in light of the relevant facts and circumstances, with determining whether the transaction is in, or not inconsistent with, the best interests of the Company, including, but not limited to, the position or relationship of the related person with the Company, materiality of the transaction, business purpose for and rationale of the transaction, whether the transaction is on terms comparable to those available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons, whether the transaction is in the ordinary course of business, the effect of the transaction on the Company’s business and operations, potential for a conflict of interest, and overall fairness. All such approved transactions must be reviewed and approved or ratified by the Audit Committee, taking into account the foregoing considerations, during the next meeting of the Audit Committee, or sooner if determined to be necessary by the Company’s legal counsel.

Related Person Transactions

Merida Related Person Transactions

Sponsor Shares

Concurrently with the execution of the Merger Agreement, Leafly, Merida, and Merida Holdings, LLC (the “Sponsor”) entered into an agreement (the “Sponsor Agreement”), which provided that (a) at the closing of the Business Combination, a number of “Sponsor Shares” equal to the quotient of (i) the amount by which certain unpaid expenses incurred by or on behalf of Merida exceed $6.5 million, divided by (ii) $10.00 (such shares, the “Forfeited Shares”), will be forfeited by the Sponsor and canceled by Merida, (b) the parties will enter into an amendment to the existing Stock Escrow Agreement providing for the forfeiture and cancellation of the Forfeited Shares and the escrow of all remaining Sponsor Shares until certain earn-out conditions are met, and (c) the Sponsor Shares will be subject to transfer restrictions for a period of 180 days following the completion of the Business Combination.

Concurrently with the execution of the Merger Agreement, Leafly, Merida, and the Sponsor entered into the Stock Escrow Amendment which provides that, following the closing of the Business Combination, after giving effect to the forfeiture of the Forfeited Shares, fifty percent of the remaining Sponsor Shares (the “Net Sponsor Shares”) were or will be released from escrow as follows: (a) fifty percent of the Net Sponsor Shares were released from escrow on the date of the closing of the Business Combination due to the satisfaction of certain conditions set forth in the Merger Agreement, (b) twenty-five percent of the Net Sponsor Shares will be released from escrow upon the occurrence of the First Price Triggering Event (as defined in the Merger Agreement), (c) all of the Sponsor Shares then held in escrow will be released from escrow upon the occurrence of the Second Price Triggering Event (as defined in the Merger Agreement), and (d) if a Change of Control (as defined in the Merger Agreement)that will result in the holders of Common Stock receiving a per share price equal to or in excess of the applicable per share price required in connection with the First Price Triggering Event or the Second Price Triggering Event occurs at a time when Sponsor Shares are held in escrow, then immediately prior to the consummation of such Change of Control (i) the applicable triggering event that has not previously occurred shall be deemed to have occurred and (ii) the applicable Net Sponsor Shares will be released from escrow. On the business day following the end of the Second Earn-Out Period (as defined in the Merger Agreement), all Sponsor Shares not released from escrow will be forfeited and canceled.

Promissory Notes — Related Party

On June 25, 2021, Merida issued an unsecured promissory note in the amount of $400,000 to the Sponsor (the “Promissory Note”), pursuant to which Merida borrowed an aggregate principal amount of $400,000 under the Promissory Note, which was also the largest aggregate amount of principal outstanding under the Promissory Note. The Promissory Note was non-interest bearing and payable prior to the consummation of the Business Combination. The $400,000 that remained outstanding under the Promissory Note prior to the closing of the Business Combination was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2023.

On October 13, 2021, Merida issued an unsecured promissory note in the amount of $400,000 to the Sponsor (the “Second Promissory Note”), pursuant to which Merida borrowed an aggregate principal amount of $400,000 under the Second Promissory Note, which was also the largest aggregate amount of principal outstanding under the Second Promissory Note. The Second Promissory Note was non-interest bearing and payable prior to the consummation of the Business Combination. The $400,000 that remained outstanding under the Second Promissory Note prior to the closing of the Business Combination was repaid in connection with the closing of the Business Combination and was no longer outstanding as of December 31, 2023.

Registration Rights

At the closing of the Business Combination, the Company entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), with the registration rights holders. Pursuant to the terms of the Registration Rights Agreement, (a) any (i) outstanding share of Common Stock or any warrants outstanding that Merida had sold to the Sponsor and EarlyBirdCapital (“EBC”) in a private placement that took place simultaneously with Merida’s initial public offering, and (ii) shares of Common Stock issued as earn out shares pursuant to the Merger Agreement to stockholders of Legacy Leafly that received shares of Common Stock in the Business Combination or issuable as earn out shares pursuant to the Earn-Out Plan and (b) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, will be entitled to registration rights. Certain of the stockholders of Legacy Leafly that received shares of common stock in the Business Combination that are party to the Registration Rights Agreement, including Ms. Miyashita, our CEO, Michael Blue, our former director and Board chair, and Brendan Kennedy, a former holder of more than 5% of Leafly’s Common Stock are related parties.

Pursuant to the terms of the Registration Rights Agreement, we previously filed registration statements, registering the resale of the registration rights holders’ shares, which is effective. The Sponsor, EBC, and their transferees may demand not more than three demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and the Leafly holders may demand not more than six demand registrations or shelf underwritten offerings in the aggregate and not more than two demand registrations in any twelve-month period, and the Company will not be obligated to participate in more than four demand registrations or shelf underwritten offerings, in any twelve-month period. The Company has borne and will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Registration Rights Agreement.

Other

In June 2021, Brendan Kennedy, an investor who at the time held more than 5% of Leafly’s Common Stock, purchased a convertible promissory note totaling $1,000,000, which bore interest at 8% annually. The note was issued as part of the existing series of convertible promissory notes issued in June 2021 and August 2021 (the “2021 Notes”) (see Note 9 of Leafly’s audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023) and was subject to the same interest rate, maturity, and conversion terms. This note converted to shares of Leafly Common Stock in accordance with its terms upon closing of the Business Combination in February 2022, along with the other 2021 Notes, which was then exchanged for merger consideration in the Business Combination.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Members of the Audit Committee

Alan Pickerill

Andres Nannetti

Jeffrey Monat

The foregoing report is not “soliciting material,” shall not be deemed “filed” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information about the beneficial ownership of our Common Stock, that is owned as of May 31, 2024 by:

•
each person known to us to be the beneficial owner of more than 5% of outstanding Common Stock;
•
each of our 2023 NEOs and directors; and
•
all of our executive officers (our 2023 NEOs) and directors as a group.

We have determined beneficial ownership for the purposes of the following table in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, we believe the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned shares of Common Stock and warrants.

We based our calculation of the percentage of beneficial ownership on 2,464,111 shares of our Common Stock outstanding as of May 31, 2024. In computing the number of shares of Common Stock beneficially owned by a person and such person's percentage of ownership of all outstanding shares, we deemed as owned and outstanding for such person those shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 31, 2024 and RSUs held by that person that will vest within 60 days of May 31, 2024. We, however, did not deem such shares as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	% of Outstanding Common Stock

5% Stockholders:
Michael Blue (2)	155,142	6.3%
Executive Officers and Directors of the Company:
Yoko Miyashita (3)	89,205	3.5%
Peter Lee (4)	37,066	1.5%
Suresh Krishnaswamy (5)	30,689	1.2%
Jeffrey Monat (6)	12,198	*
Andres Nannetti (7)	9,400	*
Nicole Sanchez	8,961	*
Alan Pickerill	8,310	*
All directors and executive officers as a group (7 individuals) (8)	195,829	7.6%

* Indicates less than 1 percent.

1.
Unless otherwise indicated, the business address of each of the individuals is c/o Leafly Holdings, Inc., 113 Cherry St. PMB 88154 Seattle, WA 98104-2205.
2.
Includes 25,000 shares of Common Stock held by Jamestown 2021 Trust, for which JP Morgan Trust Company of Delaware is the trustee, but Mr. Blue exercises voting and investment power.
3.
Includes (i) 28,174 shares of common stock, (ii) 50,837 shares of Common Stock subject to stock options that are fully vested or scheduled to vest within 60 days of May 31, 2024, and (iii) 10,194 shares of Common Stock issuable upon the vesting of RSUs that are scheduled to vest within 60 days of May 31, 2024.
4.
Includes 16,371 shares of Common Stock issuable on exercise of 327,410 warrants to purchase Common Stock for $230 per share.
5.
Includes (i) 19,906 shares of Common Stock, (ii) 3,613 shares of Common Stock subject to stock options that are fully vested or scheduled to vest within 60 days of May 31, 2024, and (iii) 7,170 shares of Common Stock issuable upon the vesting of RSUs that are scheduled to vest within 60 days of May 31, 2024.
6.
Includes 7,211 shares of Common Stock issuable on exercise of 144,209 warrants to purchase Common Stock for $230 per share.
7.
Includes 5,847 shares of Common Stock issuable on exercise of 116,927 warrants to purchase Common Stock for $230 per share.
8.
Includes (i) 54,450 shares of common stock subject to stock options that are fully vested or scheduled to vest within 60 days of May 31, 2024, (ii) 23,069 shares of common stock subject to RSUs that are scheduled to vest within 60 days of May 31, 2024, and iii) 29,439 common shares issuable on exercise of 588,546 warrants to purchase common stock.

Equity Compensation Plan Information

As of December 31, 2023, Leafly had the following equity compensation plans under which equity securities of the registrant were authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	Weighted-average exercise price of outstanding options, warrants and rights (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)

Equity compensation plans approved by security holders (1)	331,373	$18.16	366,339

Equity compensation plans not approved by security holders	—	—	—

Total	331,373	$18.16	366,339

1.
Includes the 2018 Plan, 2021 Plan, the Leafly Holdings, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) and Earn-Out Plan.
2.
Represents 116,451 and 4,976 shares issuable under outstanding stock options under the 2018 Plan and 2021 Plan, respectively, and 209,946 unvested RSUs and PSUs granted under the 2021 Plan.
3.
Weighted-average exercise price is based solely on outstanding stock options; the unvested RSUs and PSUs do not have exercise prices.
4.
Represents 20 shares issuable under the 2021 Plan, 35,056 shares issuable under the ESPP, 302,717 shares issuable under the 2018 Plan and 28,546 shares issuable under the Earn-Out Plan, as of December 31, 2023. Annually, during the terms of the 2021 Plan and the ESPP, commencing on January 1, 2023 and ending on (and including) January 1, 2031, the number of shares of Common Stock available for future issuance under each plan automatically increases in accordance with the terms of the applicable plans, such that (a) the number of shares of Common Stock under the 2021 Plan automatically increases on each January 1 by the lesser of (i) 10% of the fully diluted shares of Common Stock outstanding as of the last day of the preceding fiscal year and (ii) 225,124 shares (as may otherwise be adjusted pursuant to the terms of the 2021 Plan); and (b) the number of shares of Common Stock under the ESPP automatically increases on each January 1 by the lesser of (i) 2.5% of the fully diluted shares of Common Stock outstanding as of the last day of the preceding fiscal year and (ii) 56,281 shares (as may otherwise be adjusted pursuant to the terms of the ESPP).

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.

PROPOSALS BY OUR STOCKHOLDERS

Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received no later than the close of business on February 11, 2025. The proposal must comply with the SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials. For detailed eligibility requirements for submitting a shareholder proposal, including a phase-in period for the recently amended eligibility thresholds, see Rule 14a-8(b).

Additionally, our bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2025 annual meeting of stockholders, any notification must be made no earlier than March 27, 2025 and no later than April 26, 2025. For purposes of nominating a director, if the date of the meeting is more than 45 days before or after such anniversary date, then notice must be received not earlier than the opening of business on the 120th day before the meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting was first made. For purposes of bringing any other business before the stockholders at an annual meeting, if the date of the meeting is more than 30 days before or more than 60 days after such anniversary date, then notice must be received not earlier than the close of business on the 120th day before the meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nomination, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 annual meeting of stockholders in accordance with Exchange Act Rule 14a-19 must provide notice in accordance with our bylaws, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

AVAILABLE INFORMATION

Upon written request we will mail, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements and list of exhibits and any exhibit specifically requested. Requests should be sent to:

Leafly Holdings, Inc.

Attention: Nicole Sanchez

General Counsel

Leafly Holdings, Inc., 113 Cherry St., PMB 88154,

Seattle, Washington 98104

Email: nicole.sanchez@leafly.com

The annual report is also available on our investor relations website, which is located at https://investor.leafly.com. References to website addresses in this proxy statement are not intended to function as hyperlinks and, except as specified herein, the information contained on, or that can be accessed through, such websites is not part of this proxy statement.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 24, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LFLY2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 24, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51882-P13149 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEAFLY HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Jeffrey Monat	☐	☐
1b. Andres Nannetti	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of Marcum LLP as the Independent Auditors.	☐	☐	☐
3. To approve one or more adjournments of the Annual Meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V51883-P13149

LEAFLY HOLDINGS, INC.
Annual Meeting of Stockholders
July 25, 2024 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Yoko Miyashita and Nicole Sanchez, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LEAFLY HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time on July 25, 2024, virtually at www.virtualshareholdermeeting.com/LFLY2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side